UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 14, 2004

FIRST HORIZON PHARMACEUTICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30123	58-2004779
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6195 Shiloh Road
Alpharetta, Georgia  30005

(Address of principal executive offices) (Zip Code)

(770) 442-9707

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01               Other Events

On December 14, 2004, First Horizon Pharmaceutical Corporation (the “Company”) issued a press release announcing its adoption of an Employee Stock Option Plan and its purchase of 1,000,000 shares of the Company’s common stock at fair market value for the purpose of transferring such shares into the Employee Stock Option Plan.  A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.  The correction thereto is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01               Financial Statements and Exhibits

(c)           Exhibits.

Exhibit 99.1            Press release issued by First Horizon Pharmaceutical Corporation on December 14, 2004.

Exhibit 99.2            Correction to press release issued by First Horizon Pharmaceutical Corporation on December 14, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon Pharmaceutical Corporation
(Registrant)

By:	/s/ Darrell Borne
Darrell Borne
Chief Financial Officer

Date:  December 16, 2004

Exhibits

Exhibit No.	Description
99.1	Press release issued by First Horizon Pharmaceutical Corporation on December 14, 2004.

99.2	Correction to press release issued by First Horizon Pharmaceutical Corporation on December 14, 2004.